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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Frederick J. Rocchio, Jr., Thomas M. Vercillo and Herbert S. Wander, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to sign on his behalf, individually and in each capacity stated below, all amendments and post-effective amendments to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this ____ day of May, 1999.


      SIGNATURE                                            TITLE
      ---------                                            -----

/s/ FREDERICK J. ROCCHIO, JR.          Chief Executive Officer (Principal
-----------------------------------    Executive Officer) and President
      Frederick J. Rocchio, Jr.
                                       Chief Financial Officer, Secretary and
/s/ THOMAS M. VERCILLO                 Treasurer (Principal Financial and
-----------------------------------    Accounting Officer)
          Thomas M. Vercillo

/s/ WILLIAM F. ANDREWS                 Director
-----------------------------------
         William F. Andrews

/s/ JAMES A. KOHLBERG                  Director
-----------------------------------
         James A. Kohlberg

/s/ CHRISTOPHER LACOVARA               Director
-----------------------------------
       Christopher Lacovara
                                       Director
/s/ DARIUS W. GASKINS, JR.
-----------------------------------
      Darius W. Gaskins, Jr.

/s/ THOMAS A. GILDEHAUS                Director
-----------------------------------
      Thomas A. Gildehaus

/s/   DAVID L. GORE                    Director
-----------------------------------
         David L. Gore